Exhibit 99.22

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                    May, 1998
          Series 1998-08B, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %            7.448182
                                                        ------------------
       Weighted average maturity                                   356.90
                                                        ------------------

 A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
               Principal Per   Prepayments Per    Interest Per
     Class      Certificate      Certificate       Certificate     Payout Rate
     -----      -----------      -----------       -----------     -----------
       2PO     $   0.85099586  $    0.00063889  $  0.00000000   %   0.00000000
       2A1     $   6.02117045  $    4.46727718  $  5.62500001   %   6.75000001
       2A2     $   0.00000000  $    0.00000000  $  5.83333355   %   7.00000026
       2A3     $   0.00000000  $    0.00000000  $  5.83333200   %   6.99999840
       2A4     $   0.00000000  $    0.00000000  $  5.83333455   %   7.00000145
       2A5     $   0.00000000  $    0.00000000  $  5.83333333   %   7.00000000
       2A6     $   0.00000000  $    0.00000000  $  5.83333430   %   7.00000116
       2A7     $   0.00000000  $    0.00000000  $  5.83333241   %   6.99999890
       2A8     $   0.00000000  $    0.00000000  $  5.83333241   %   6.99999890
       2A9     $   0.00000000  $    0.00000000  $  5.83333241   %   6.99999890
       2A10    $   0.00000000  $    0.00000000  $  5.83333241   %   6.99999890
       2A11    $   0.00000000  $    0.00000000  $  5.83333241   %   6.99999890
       2A12    $   0.00000000  $    0.00000000  $  5.16666695   %   6.20000034
       2A13    $   0.00000000  $    0.00000000  $  5.16666700   %   6.20000040
       2A14    $   0.00000000  $    0.00000000  $  5.62500000   %   6.75000000
       2R      $1000.00000000  $  741.90000000  $  5.60000000   %   6.72000000
       2M      $   0.76121930  $    0.00000000  $  5.62500000   %   6.75000000
       2B1     $   0.76121882  $    0.00000000  $  5.62499644   %   6.74999572
       2B2     $   0.76121083  $    0.00000000  $  5.62500000   %   6.75000000
       2B3     $   0.76121083  $    0.00000000  $  5.62500000   %   6.75000000
       2B4     $   0.76122857  $    0.00000000  $  5.62500000   %   6.75000000
       2B5     $   0.76122152  $    0.00000000  $  5.62500499   %   6.75000599

       2.      Unanticipated Recoveries:                 $               0.00
                                                                 -------------

 B.   Accrual Amount
       1.
         Class            Accrual Amount
          N/A             $      N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            11,384.64
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       174,889,214.44
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  548
                                                               -----------------
       3.
        Beginning Aggregate    Ending Aggregate         Ending
         Class Certificate     Class Certificate   Single Certificate
Class    Principal Balance     Principal Balance        Balance        Cusip
-----    -----------------     -----------------        -------        -----
2PO     $        62,609.00  $        62,555.72  $            999.15  GEC9882PO
2A1     $    82,349,607.00  $    81,853,765.98  $            993.98  36157RFM2
2A2     $    15,125,000.00  $    15,125,000.00  $          1,000.00  36157RFN0
2A3     $     2,500,000.00  $     2,500,000.00  $          1,000.00  36157RFP5
2A4     $     2,750,000.00  $     2,750,000.00  $          1,000.00  36157RFQ3
2A5     $     4,125,000.00  $     4,125,000.00  $          1,000.00  36157RFR1
2A6     $     4,321,969.00  $     4,321,969.00  $          1,000.00  36157RFS9
2A7     $     3,625,000.00  $     3,625,000.00  $          1,000.00  36157RFT7
2A8     $     3,625,000.00  $     3,625,000.00  $          1,000.00  36157RFU4
2A9     $     3,625,000.00  $     3,625,000.00  $          1,000.00  36157RFV2
2A10    $     3,625,000.00  $     3,625,000.00  $          1,000.00  36157RFW0
2A11    $     3,625,000.00  $     3,625,000.00  $          1,000.00  36157RFX8
2A12    $    11,339,531.00  $    11,339,531.00  $          1,000.00  36157RFY6
2A13    $    10,000,000.00  $    10,000,000.00  $          1,000.00  36157RFZ3
2A14    $    17,500,000.00  $    17,500,000.00  $          1,000.00  36157RGA7
SUP2    $   170,988,106.00  $   170,490,370.72  $            997.09  GE988SUP2
2R      $           100.00  $             0.00  $              0.00  36157RGE9
2M      $     3,420,000.00  $     3,417,396.63  $            999.24  36157RGB5
2B1     $     1,403,000.00  $     1,401,932.01  $            999.24  36157RGC3
2B2     $       702,000.00  $       701,465.63  $            999.24  36157RGD1
2B3     $       702,000.00  $       701,465.63  $            999.24  36158GC91
2B4     $       350,000.00  $       349,733.57  $            999.24  36158GCQ9
2B5     $       614,867.01  $       614,398.96  $            999.24  36158GCR7

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number               0        Principal Balance  $            0.00
                                 --------                      ----------------
       2.   60-89 days
            Number               0        Principal Balance  $            0.00
                                 --------                      ----------------
       3.   90 days or more
            Number               0        Principal Balance  $            0.00
                                 --------                      ----------------
       4.   In Foreclosure
            Number               0        Principal Balance  $            0.00
                                 --------                      ----------------
       5.   Real Estate Owned
            Number               0        Principal Balance  $            0.00
                                 --------                      ----------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                            $             0.00
                                                                  -------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                     $             0.00
                                                               ----------------

       2.   Bankruptcy Loss Amount:                         $             0.00
                                                               ----------------

       3.   Fraud Loss Amount:                              $             0.00
                                                               ----------------

       4.   Certificate Interest Rate of the Class S Certificate:  % 0.00000000
                                                                     -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.